EverQuote Announces Record Second Quarter 2024 Financial Results

●
Revenue Grows 72% Year-Over-Year to $117.1 million
●
Variable Marketing Margin Increases 48% Year-Over-Year to $36.5 million
●
Delivers Net Income of $6.4 million and Adjusted EBITDA of $12.9 million

CAMBRIDGE, Mass., August 5, 2024 (GLOBE NEWSWIRE) -- EverQuote, Inc. (Nasdaq: EVER), a leading online insurance marketplace, today announced financial results for the second quarter ended June 30, 2024.

“EverQuote continued building momentum in the second quarter, and our operating results once again exceeded the high-end of our guidance range and drove record results for revenue, Variable Marketing Margin, or VMM, and Adjusted EBITDA,” said Jayme Mendal, CEO of EverQuote. “The auto insurance recovery continues to progress, with carriers steadily improving underwriting profitability, and moving to reactivate campaigns, restore budgets, and reopen their state footprints in our marketplace.”

“In the second quarter, we continued to execute well against an improving auto carrier landscape, and achieved strong profitability by delivering record levels of net income and operating cash flow,” said Joseph Sanborn, CFO of EverQuote. “We continue to be very disciplined in managing expenses and driving incremental efficiency across the business, which is resulting in expanding operating leverage, as we scale and drive top-line growth. Looking ahead, while we remain steadfast in our commitment to efficient operations, we plan to judiciously invest in opportunities to position our company for long-term success.”

Second Quarter 2024 Highlights:

(Unless otherwise noted, all comparisons are relative to the second quarter of 2023. EverQuote exited the health insurance vertical at the end of the second quarter of 2023. Revenue in our health insurance vertical was $6.2 million in the second quarter of 2023.)

●
Total revenue of $117.1 million, an increase of 72%.
●
Automotive insurance vertical revenue of $102.6 million, up over 106%, and representing 88% of revenue.
●
Home and renters insurance vertical revenue of $13.9 million, up 29% compared to $10.7 million.
●
VMM increased to $36.5 million, compared to VMM of $24.7 million.
●
GAAP net income improved to $6.4 million, compared to a GAAP net loss of $13.2 million.
●
Adjusted EBITDA increased to $12.9 million, compared to Adjusted EBITDA loss of $2.1 million.
●
Cash flow from operations of $12.4 million, compared to cash flow from operations of $3.3 million.
●
Ended the quarter with $60.9 million in cash and cash equivalents, an increase of 25% from $48.6 million at the end of the first quarter of 2024.

Third Quarter 2024 Outlook:

●
Revenue of $137.0 - $143.0 million.
●
Variable Marketing Margin of $38.5 - $41.5 million.
●
Adjusted EBITDA of $14.0 - $17.0 million.

With respect to the Company’s expectations under “Third Quarter 2024 Outlook” above, the Company has not reconciled the non-GAAP measure Adjusted EBITDA to the GAAP measure net income (loss) in this press release because the Company does not provide guidance for stock-based compensation expense, depreciation and amortization expense, restructuring and other charges, acquisition-related costs, interest income, and income taxes on a consistent basis as the Company is unable to quantify these amounts without unreasonable efforts, which would be required to include a reconciliation of Adjusted EBITDA to GAAP net income (loss). In addition, the Company believes such a reconciliation would imply a degree of precision that could be confusing or misleading to investors.

Conference Call and Webcast Information

EverQuote will host a conference call and live webcast to discuss its second quarter 2024 financial results at 4:30 p.m. Eastern Time today, August 5, 2024. To access the conference call, dial Toll Free: +1 (800) 715-9871 for the US, or +1 (646) 307-196 for international callers, and provide conference ID 4210704. The live webcast and replay will be available on the Investors section of the Company’s website at https://investors.everquote.com.

Safe Harbor Statement

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “might,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “seek,” “would” or “continue,” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, liquidity and results of operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions described in our annual report on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) from time to time. Additional information will also be set forth in the Company's quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2024, which will be filed with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, whether as a result of any new information, future events, or otherwise, we have no current intention of doing so except to the extent required by applicable law. Some of the key factors that could cause actual results to differ include: (1) our dependence on revenue from the property and casualty insurance industries, and specifically automotive insurance, and exposure to risks related to those industries; (2) our dependence on our relationships with insurance providers with no long-term minimum financial commitments; (3) our reliance on a small number of insurance providers for a significant portion of our revenue; (4) our dependence on third-party media sources for a significant portion of visitors to our websites and marketplace; (5) our ability to attract consumers searching for insurance to our websites and marketplace through Internet search engines, display advertising, social media, content-based online advertising and other online sources; (6) any limitations restricting our ability to market to users or collect and use data derived from user activities; (7) risks related to cybersecurity incidents or other network disruptions; (8) risks related to the use of artificial intelligence; (9) our ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and to successfully monetize them; (10) the impact of competition in our industry and innovation by our competitors; (11) our ability to hire and retain necessary qualified employees to expand our operations; (12) our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business, including with respect to the insurance industry, telemarketing restrictions and data privacy requirements; (13) our ability to protect our intellectual property rights and maintain and build our brand; (14) our future financial performance, including our expectations regarding our revenue, cost of revenue, variable marketing margin, operating expenses, cash flows and ability to achieve, and maintain, future profitability; (15) our ability to properly collect, process, store, share, disclose and use consumer information and other data; and (16) the future trading prices of our Class A common stock.

About EverQuote

EverQuote operates a leading online insurance marketplace, connecting consumers with insurance providers. Our vision is to become the largest online source of insurance policies by using data, technology, and knowledgeable advisors to make insurance simpler, more affordable, and personalized.

For more information, visit https://investors.everquote.com and follow on LinkedIn.

Investor Relations Contact

Brinlea Johnson

The Blueshirt Group

(415) 489-2193

EVERQUOTE, INC.

STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(in thousands except per share)
Revenue	$117,140	$67,985	$208,205	$177,205
Cost and operating expenses(1):
Cost of revenue	5,011	5,547	10,052	11,317
Sales and marketing	90,913	58,795	161,697	149,032
Research and development	7,043	7,450	13,887	15,377
General and administrative	7,881	5,768	14,511	13,598
Restructuring and other charges	—	3,832	—	3,832
Acquisition-related costs	—	(37)	—	(150)
Total cost and operating expenses	110,848	81,355	200,147	193,006
Income (loss) from operations	6,292	(13,370)	8,058	(15,801)
Other income (expense):
Interest income	456	271	842	458
Other income (expense), net	60	(16)	101	(15)
Total other income, net	516	255	943	443
Income (loss) before income taxes	6,808	(13,115)	9,001	(15,358)
Income tax expense	(406)	(78)	(692)	(364)
Net income (loss)	$6,402	$(13,193)	$8,309	$(15,722)
Net income (loss) per share:
Basic	$0.18	$(0.40)	$0.24	$(0.48)
Diluted	$0.17	$(0.40)	$0.23	$(0.48)
Weighted average common shares outstanding:
Basic	34,910	33,129	34,649	32,942
Diluted	36,698	33,129	36,154	32,942

(1) Amounts include stock-based compensation expense, as follows:
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(in thousands)
Cost of revenue	$42	$59	$78	$113
Sales and marketing	1,652	2,272	3,246	4,545
Research and development	1,426	2,285	2,738	4,659
General and administrative	2,220	1,391	3,796	3,199
Restructuring and other charges	—	1,123	—	1,123
	$5,340	$7,130	$9,858	$13,639

EVERQUOTE, INC.

BALANCE SHEET DATA

	June 30,	December 31,
	2024	2023
	(in thousands)
Cash and cash equivalents	$60,919	$37,956
Working capital	62,099	39,293
Total assets	157,952	110,925
Total liabilities	57,113	30,018
Total stockholders' equity	100,839	80,907

EVERQUOTE, INC.

STATEMENTS OF CASH FLOWS

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$6,402	$(13,193)	$8,309	$(15,722)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expense	1,236	1,463	2,499	2,870
Stock-based compensation expense	5,340	7,130	9,858	13,639
Change in fair value of contingent consideration liabilities	—	(37)	—	(150)
Provision for bad debt	(10)	(21)	8	224
Unrealized foreign currency transaction (gains) losses	1	7	(3)	16
Changes in operating assets and liabilities:
Accounts receivable	(9,737)	17,157	(26,860)	7,330
Prepaid expenses and other current assets	342	158	1,314	1,867
Commissions receivable, current and non-current	1,321	(724)	2,644	(129)
Operating lease right-of-use assets	755	686	1,252	1,374
Other assets	(291)	—	(291)	36
Accounts payable	8,615	(7,816)	24,483	(7,812)
Accrued expenses and other current liabilities	(832)	(583)	1,038	269
Deferred revenue	29	(138)	27	(58)
Operating lease liabilities	(793)	(741)	(1,460)	(1,643)
Net cash provided by operating activities	12,378	3,348	22,818	2,111
Cash flows from investing activities:
Acquisition of property and equipment, including costs capitalized for development of internal-use software	(852)	(1,015)	(1,622)	(2,022)
Net cash used in investing activities	(852)	(1,015)	(1,622)	(2,022)
Cash flows from financing activities:
Proceeds from exercise of stock options	1,186	53	2,614	340
Tax withholding payments related to net share settlement	(414)	(102)	(843)	(232)
Net cash provided by (used in) financing activities	772	(49)	1,771	108
Effect of exchange rate changes on cash, cash equivalents and restricted cash	1	11	(4)	16
Net increase in cash, cash equivalents and restricted cash	12,299	2,295	22,963	213
Cash, cash equivalents and restricted cash at beginning of period	48,620	28,753	37,956	30,835
Cash, cash equivalents and restricted cash at end of period	$60,919	$31,048	$60,919	$31,048

EVERQUOTE, INC.

FINANCIAL AND OPERATING METRICS

Revenue by vertical:

	Three Months Ended June 30,		Change
	2024	2023	%
	(in thousands)
Automotive	$102,622	$49,744	106.3%
Home and renters	13,884	10,723	29.5%
Other	634	7,518	-91.6%
Total revenue	$117,140	$67,985	72.3%

	Six Months Ended June 30,		Change
	2024	2023	%
	(in thousands)
Automotive	$180,160	$139,443	29.2%
Home and renters	26,573	20,179	31.7%
Other	1,472	17,583	-91.6%
Total revenue	$208,205	$177,205	17.5%

Other financial and non-financial metrics:

	Three Months Ended June 30,		Change
	2024	2023	%
	(in thousands)
Income (loss) from operations	$6,292	$(13,370)	-147.1%
Net income (loss)	$6,402	$(13,193)	-148.5%
Variable marketing margin	$36,455	$24,653	47.9%
Adjusted EBITDA(1)	$12,928	$(2,121)	-709.5%

	Six Months Ended June 30,		Change
	2024	2023	%
	(in thousands)
Income (loss) from operations	$8,058	$(15,801)	-151.0%
Net income (loss)	$8,309	$(15,722)	-152.8%
Variable marketing margin	$67,273	$60,246	11.7%
Adjusted EBITDA(1)	$20,516	$3,252	530.9%

(1)	Adjusted EBITDA is a non-GAAP measure. Please see “EverQuote, Inc. Reconciliation of Non-GAAP Measures to GAAP” below for more information.

To supplement the Company’s financial statements presented in accordance with GAAP and to provide investors with additional information regarding EverQuote’s financial results, the Company has presented Adjusted EBITDA as a non-GAAP financial measure. This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly titled measures presented by other companies.

The Company defines Adjusted EBITDA as net income (loss), excluding the impact of stock-based compensation expense; depreciation and amortization expense; restructuring and other charges; acquisition-related costs; interest income; and income taxes. The most directly comparable GAAP measure is net income (loss). The

Company monitors and presents Adjusted EBITDA because it is a key measure used by management and the board of directors to understand and evaluate operating performance, to establish budgets and to develop operational goals for managing EverQuote’s business. In particular, the Company believes that excluding the impact of these items in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of EverQuote’s core operating performance.

The Company uses Adjusted EBITDA to evaluate EverQuote’s operating performance and trends and make planning decisions. The Company believes that this non-GAAP financial measure helps identify underlying trends in EverQuote’s business that could otherwise be masked by the effect of the items that the Company excludes in the calculations of Adjusted EBITDA. Accordingly, the Company believes that this financial measure provides useful information to investors and others in understanding and evaluating EverQuote’s operating results, enhancing the overall understanding of the Company’s past performance and future prospects.

The Company’s non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss), which is the most directly comparable financial measure calculated and presented in accordance with GAAP. In addition, other companies may use other measures to evaluate their performance, which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison.

The following table reconciles Adjusted EBITDA to net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP.

EVERQUOTE, INC.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(in thousands)
Net income (loss)	$6,402	$(13,193)	$8,309	$(15,722)
Stock-based compensation	5,340	6,007	9,858	12,516
Depreciation and amortization	1,236	1,463	2,499	2,870
Restructuring and other charges	—	3,832	—	3,832
Acquisition-related costs	—	(37)	—	(150)
Interest income	(456)	(271)	(842)	(458)
Income tax expense	406	78	692	364
Adjusted EBITDA	$12,928	$(2,121)	$20,516	$3,252